Exhibit 10.29

Form with Non-Competition Provision Applicable to Officers

ZILLOW, INC.

Confidential Information, Inventions,

Non-Solicitation, and Non-Competition Agreement

This Confidential Information, Inventions, Non-Solicitation, and Non-Competition Agreement (the “Agreement”) is entered into and between me and Zillow, Inc., a Washington corporation, for and on behalf of Zillow, Inc. and its parents, subsidiaries, affiliates, successors, and assigns (collectively, together with Zillow, Inc., the “Company”). In consideration of my employment with the Company, the compensation paid to me, any stock or stock options which may be granted to me, and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I agree to the following terms:

Section 1. Definitions

1.1 “Company” means Zillow, Inc. and its parents, subsidiaries, affiliates, successors, and assigns, including, but not limited to, Zillow Group, Inc. and Trulia, Inc.

1.2 “Competing Business” means any business whose efforts are in competition with the efforts of the Company, and/or any parent, subsidiary or affiliate of the Company. A Competing Business includes any business whose efforts involve any research and development, products or services in competition with products or services which are, during the Relationship, either (a) produced, marketed or otherwise commercially exploited by the Company (including any parent, subsidiary, or affiliate) or (b) in actual or demonstrably anticipated research or development by the Company (including any parent, subsidiary or affiliate).

1.3 “Confidential Information” means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, business plans, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment with the Company), market research, works of original authorship, intellectual property (including, but not limited to, unpublished works and undisclosed patents), photographs, negatives, digital images, software, computer programs, ideas, developments, inventions (whether or not patentable), processes, formulas, technology, designs, drawings, forecasts, strategies, marketing plans, legal affairs, finances, suppliers, clients, prospects, opportunities, contracts or assets of the Company, or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation or inspection of parts or equipment. Confidential Information does not include any of the foregoing items that has become publicly known and made

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generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

1.4 “Intellectual Property” means any patent, copyright, trade secret, trademark, trade name, service mark, maskwork, original works of authorship, domain names, inventions, concepts, improvements, processes, methods, Invention, or other protected intellectual property right in any Confidential Information, whether or not patentable or registrable under copyright or similar laws, that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the service of the Company.

1.5 “Invention” means any product, device, technique, know-how, computer program, algorithm, method, process, procedure, improvement, discovery or invention, whether or not patentable or copyrightable and whether or not reduced to practice, that (a) is within the scope of the Company’s business, research or investigations or results from or is suggested by any work performed by me for the Company and (b) is created, conceived, reduced to practice, developed, discovered, invented or made by me during the Relationship, whether solely or jointly with others, and whether or not while engaged in performing work for the Company, except as otherwise provided herein.

1.6 “Material” means any product, prototype, model, document, diskette, tape, picture, design, recording, writing or other tangible item which contains or manifests, whether in printed, handwritten, coded, magnetic or other form, any Confidential Information, Invention or Intellectual Property.

1.7 “Person” means any individual, corporation, partnership, trust, association, governmental authority, educational institution, or other entity.

1.8 “Relationship” means the term of my employment with the Company, whether on a full-time, part-time, or consulting basis.

Section 2. Ownership and Use

2.1 Ownership. The Company will be the exclusive owner of all Confidential Information, Inventions, Materials and Intellectual Property. To the extent applicable, all Materials will constitute “works for hire” under applicable copyright laws.

2.2 Duty to the Company. I will promptly disclose to the Company all Confidential Information, Inventions, Materials or Intellectual Property, as well as any business opportunity which comes to my attention during my Relationship with the Company and which relates to the business of the Company or which arises as a result of my employment with the Company. I will not take advantage of or divert any such opportunity for the benefit of myself or anyone else either during or after my Relationship with the Company without the prior written consent of the Company.

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2.3 Assignment of Intellectual Property. I will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title and interest in and to any Intellectual Property that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the service of the Company and that (i) are developed using the equipment, supplies, facilities or Confidential Information of the Company, (ii) result from or are suggested by work performed by me for the Company, or (iii) relate to the Company business or to the actual or demonstrably anticipated research or development of the Company. The Intellectual Property will be the sole and exclusive property of the Company. I further acknowledge that all original works of authorship that are made by me (solely or jointly with others) within the scope of and during the period of my Relationship with the Company and that are protectable by copyright are “works made for hire,” as that term is defined in the United States Copyright Act. To the extent that any Intellectual Property is not deemed to be work made for hire, then I will and hereby do assign all my right, title and interest in such Intellectual Property to the Company, except as provided in Section 2.8.

2.4 Patent and Copyright Registrations. I agree to assist the Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in the Intellectual Property and any copyrights, patents, trademarks, domain names or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto and the execution of all applications, specifications, oaths, assignments and other instruments that the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company and its successors, assigns and nominees the sole and exclusive right, title and interest in and to such Intellectual Property and any copyrights, patents, trademarks, domain names or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of my Relationship with the Company. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my assistance in perfecting the rights transferred in this Agreement, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent and copyright, trademark or domain name registrations thereon with the same legal force and effect as if executed by me. The designation and appointment of the Company and its duly authorized officers and agents as my agent and attorney in fact shall be deemed to be coupled with an interest and therefore irrevocable.

2.5 Maintenance of Records. I agree to keep and maintain adequate and current written records of all inventions and Intellectual Property during the Relationship. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of

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the Company at all times. I will not contest the validity of any Intellectual Property, or aid or encourage any third party to contest the validity of any Intellectual Property of the Company.

2.6 Non-Disclosure or Use. Except as required for performance of my work for the Company or as authorized in writing by the Company, I will not (a) use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Intellectual Property or (b) remove any Materials from the Company’s premises.

2.7 Intellectual Property Retained and Licensed. I will identify on Exhibit A all original works of authorship, inventions, developments, improvements, trademarks, designs, domain names, processes, methods and trade secrets that were made by me prior to my Relationship with the Company (collectively referred to as “Prior Intellectual Property”), that belong to me, that relate to the Company’s proposed business, products or research and development, and that are not assigned to the Company hereunder; or, if no such list is attached, I represent that there is no such Prior Intellectual Property. If in the course of my Relationship with the Company, I incorporate into Company property any Prior Intellectual Property owned by me or in which I have an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Intellectual Property as part of or in connection with such Company property.

2.8 Exception to Assignments. I understand that the provisions of this Agreement requiring assignment of Intellectual Property to the Company do not apply to any intellectual property that (i) I develop entirely on my own time; and (ii) I develop without using Company equipment, supplies, facilities or trade secret information; and (iii) does not result from any work performed by me for the Company; and (iv) does not relate at the time of conception or reduction to practice to the Company’s current or anticipated business, or to its actual or demonstrably anticipated research or development. Any such intellectual property will be owned entirely by me, even if developed by me during the time period in which I am in the service of the Company. This satisfies the written notice and other requirements of RCW 49.44.140. I will advise the Company promptly in writing of any intellectual property that I believe meets the criteria for exclusion set forth herein and is not otherwise disclosed pursuant to Section 2.7 above.

Section 3. Further Obligations

3.1 My execution, delivery and performance of this Agreement and the performance of my other obligations and duties to the Company will not cause any breach, default or violation of any other employment, nondisclosure, confidentiality, consulting or other agreement to which I am a party or by which I may be bound. Attached as Exhibit B is a list of all prior agreements now in effect under which I have agreed to keep information confidential or not to compete or solicit employees of any Person.

3.2 I will not use in performance of my work for the Company or disclose to the Company any trade secret, confidential or proprietary information of any prior employer or other Person if and to the extent that such use or disclosure may cause a breach, default or

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violation of any obligation or duty that I owe to such other Person (e.g., under any agreement or applicable law). My compliance with this paragraph will not prohibit, restrict or impair the performance of my work, obligations and duties to the Company.

3.3 I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company’s agreement with such third party.

Section 4. Restrictive Covenants

4.1 Employee Non-Solicitation. In consideration for my employment with the Company and other valuable consideration, I agree that during the period of my Relationship with the Company and for a period of twelve (12) months thereafter, I will not, directly or indirectly, solicit the employment of any person who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve (12) month period, on behalf of myself or any other person, firm, corporation, association or other entity.

4.2 Customer Non-Solicitation. In consideration for my employment with the Company and other valuable consideration, I agree that, during the period of my Relationship with the Company and for a period of twelve (12) months thereafter, I will not, directly or indirectly, attempt to solicit for, divert to, appropriate to, or accept on behalf of, any Competing Business, any business from any customer or actively sought prospective customer of the Company with whom I have dealt or whose dealings with the Company have been supervised by me during my Relationship with the Company or about whom I have acquired Confidential Information as a result of my Relationship.

4.3 Non-Competition. In consideration for my employment with the Company and other valuable consideration, I agree that, during the period of my Relationship with the Company and for a period of twelve (12) months thereafter, I will not, directly or indirectly, engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, any Competing Business, in a capacity that is the same as or similar to the capacity in which I performed services for the Company. For purposes of this paragraph, I will not be considered to be connected with any Competing Business solely on account of: my ownership of less than five percent of the outstanding capital stock or other equity interests in any Person carrying on the Competing Business. The Company, in its sole discretion, may determine to waive the noncompetition provisions of this Section 4.3. Any such waiver shall not constitute a waiver of any noncompetition or forfeiture provisions of any other agreement between the Company and me.

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4.4 Direct or Indirect Violations. I acknowledge and agree that I will be in violation of Sections 4.1 and 4.2 if I engage in any or all of the activities set forth in those Sections directly as an individual on my own account, or indirectly for, through, or with assistance from, any other person or entity, whether as partner, joint venturer, employee, agent, salesperson, employee, officer, manager and/or director of any person or entity, or as an equity holder of any person or entity in which I or my spouse, child, or parent owns, directly or indirectly, any of the outstanding equity interests.

4.5 Reasonableness of Restrictions. I acknowledge and agree that, given the electronic and global nature of the environment in which the Company conducts business, a lack of geographic limitation to the above restrictions is reasonable to protect the Company’s interests. I further acknowledge and agree that the length of the time periods applicable to the restrictive covenants are appropriate and reasonable, in view of the nature of the Company’s business and my employment with the Company and knowledge of its business. I acknowledge that I have carefully considered the terms of this Agreement, including the restrictive covenants contained herein, and acknowledge that if this Agreement is enforced according to its terms, I will be able to earn a reasonable living in commercial activities in locations satisfactory to me. I also acknowledge that the restrictive covenants set forth herein are a vital part of and intrinsic to the ongoing operations of the Company, in light of the nature of the business and my unique position, skills, and knowledge with and of the Company

4.6 Tolling of Covenants. I acknowledge and agree that that if it is judicially determined that I have violated any of my obligations under Sections 4.1 and 4.2, then the period applicable to each obligation that I have been determined to have violated shall automatically toll from the date of the first breach, and all subsequent breaches, until the resolution of the breach through private settlement, judicial or other action, including all appeals.

Section 5. Termination of Relationship

5.1 I agree that, at the time of leaving the service of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all works of original authorship, domain names, original registration certificates, photographs, negatives, digital images, devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment or other documents or property, or reproductions of any aforementioned items, and any and all Confidential Information, developed by me pursuant to my Relationship with the Company or otherwise belonging to the Company or its successors or assigns. I agree to sign and deliver the “Termination Certification” attached as Exhibit C.

5.2 At the end of my Relationship with the Company, I agree to provide the name of my new employer, if any, and consent to notification by the Company to my new employer about my rights and obligations under this Agreement in the form of Exhibit D.

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Section 6. Employment At Will

I agree that my employment is “at will” which means that it can be terminated at any time by the Company or by me, with or without cause and with or without notice. I agree that any promise or obligation that my employment be on any other basis than “at will” is invalid unless in writing signed by the Chief Executive Officer of the Company. I agree to abide by the Company’s rules, regulations, policies and practices as revised from time to time.

Section 7. Miscellaneous

7.1 Survival; Subsidiaries and Affiliates. I agree that my obligations under this Agreement will survive the end of my Relationship with the Company. I understand and agree that this Agreement is executed by Zillow, Inc. on its own behalf and on behalf of each of its parents, subsidiaries, affiliates, successors, or assignees, that my obligations under this Agreement shall apply equally to each of Zillow, Inc.’s parent companies, subsidiaries, affiliates, successors, or assignees, and that such entities may enforce this Agreement in their own name as if they were parties to this Agreement.

7.2 Assignability. I understand and agree that this Agreement will be binding upon my heirs, executors, assigns, administrators, agents, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. Without limiting the foregoing, the Company may assign this Agreement and its rights and obligations under this Agreement to any successor to any of the Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, or otherwise.

7.3 Injunctive Relief; Costs. I acknowledge that my obligations under this Agreement are important to the Company, and that the Company would not employ or continue to employ me without my agreement to such obligations. I also acknowledge that if I do not abide by my obligations in this Agreement, the Company will suffer immediate and irreparable harm, and that the damage to the Company will be difficult to measure and financial relief will be incomplete. Accordingly, the Company will be entitled to injunctive relief and other equitable remedies in the event of a breach by me of any obligation under this Agreement. Furthermore, no bond need be posted in conjunction with the application for, or issuance of, an injunction (which requirement I hereby specifically and expressly waive). The rights and remedies of the Company under this section are in addition to all other remedies. Further, in any legal action or other proceeding in connection with this Agreement (e.g., to recover damages or other relief), the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs incurred.

7.4 Severability and Modification. This Agreement will be enforced to the fullest extent permitted by applicable law. If for any reason any provision of this Agreement is held to be invalid or unenforceable to any extent (including with respect to scope, duration, territory, or terms of restrictive covenants), then I agree that (a) the court making such determination shall have the power to reduce or modify the scope, duration, territory, and/or terms of such provision, and to delete specific words or phrases in such provision, so that the provision is enforceable by the court, and such provision as amended shall be enforced by the

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court; (b) such invalidity or unenforceability will not affect any other provision of this Agreement or any other agreement between the Company and me; and (c) that I will abide by the Agreement as modified by the Court.

7.5 Governing Law. I acknowledge and agree that the Company has an interest in administering its agreements, plans, and programs under uniform law, and that it is fair to have all Company employees be subject to uniform laws in connection with agreements like this one. Therefore I agree that all disputes arising under or related to this Agreement or to my employment or relationship or dealings with the Company shall be governed by the laws of the State of Washington and construed in accordance therewith without giving effect to principles of conflicts of laws. I hereby irrevocably waive my rights, if any, to have the laws of any other state other than the State of Washington apply to this Agreement or my employment with the Company.

7.6 Venue, Personal Jurisdiction, and Covenant Not to Sue. I expressly agree to submit to the exclusive jurisdiction and exclusive venue of courts located in the State of Washington, King County, in connection with any litigation which may be brought with respect to a dispute between the Company and me, regardless of where I reside or where I perform services for the Company. I hereby irrevocably waive my rights, if any, to have any disputes between the Company and me decided in any jurisdiction or venue other than a court located in King County, Washington. I hereby waive, to the fullest extent permitted by applicable law, any objection which I now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding, and I agree not to plead or claim the same. I further irrevocably covenant not to sue the Company in any jurisdiction or venue other than a court located in King County, Washington.

7.7 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, or any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement. Neither this Agreement nor any provision may be amended except by written agreement signed by the parties.

7.8 Waivers. No waiver of any breach shall be considered valid unless in writing, and no waiver shall be a waiver of any subsequent breach.

7.9 Acknowledgment. I have carefully read all of the provisions of this Agreement and agree that (a) the same are necessary for the reasonable and proper protection of the Company’s business, (b) the Company has been induced to enter into and/or continue its relationship with me in reliance upon my compliance with the provisions of this Agreement, (c) every provision of this Agreement is reasonable with respect to its scope and duration, (d) I have executed this Agreement without duress or coercion from any source, and (e) I have received a copy of this Agreement.

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This Agreement shall be effective as of ______________________.
(Date)

Signature

FULL NAME (print or type)

ACCEPTED:

ZILLOW, INC.
By
Its Chief Operating Officer

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NON-SOLICITATION AGREEMENT

EXHIBIT A

LIST OF PRIOR INVENTIONS AND

ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

No inventions or improvements

Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

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EXHIBIT B

The following is a list of all prior agreements with former employers or others to which I am a party in which I agreed to maintain the confidentiality of the information of, or not to compete with or solicit the employees or customers of a third party.

No Agreements

See below

Additional sheets attached

Signature of Employee:

Print Name of Employee:

Date:

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EXHIBIT C

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, and I have not failed to return, any Materials or other property belonging to Zillow, Inc., its subsidiaries, affiliates, successors or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s Confidential Information, Inventions, Non-Solicitation, and Non-Competition Agreement signed by me, including the reporting of any Inventions conceived or made by me (solely or jointly with others) covered by that Agreement.

I further agree that, in compliance with the Agreement, I will not use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Intellectual Property.

During my Relationship with the Company and for one year after the end of my Relationship with the Company, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

Signature of Employee:

Print Name of Employee:

Date:

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EXHIBIT D

NOTIFICATION TO NEW EMPLOYERS

Dear [name of new employer’s president]:

We understand that our former employee, [name of employee], has accepted employment with your company. This letter is to advise you that [name of employee] signed a Confidential Information, Inventions, Non-Solicitation, and Non-Competition Agreement with Zillow, Inc. that remains in full force and effect. At the time [name of employee] left our company, we advised [him/her] of [his/her] continuing obligations under the Agreement and [name of employee] signed a Termination Certificate affirming [his/her] obligations under the Agreement. A copy of the Termination Certificate, dated                     , 20__, is enclosed so that any conflict with these obligations can be avoided during [his/her] employment with you.

Very truly yours,

[Signature of Company president or corporate counsel]

[Typed name]

CONFIDENTIAL INFORMATION, INVENTIONS AND

NON-SOLICITATION AGREEMENT

Form without Non-Competition Provision Applicable to Officers

ZILLOW, INC.

Confidential Information, Inventions, and

Non-Solicitation Agreement

This Confidential Information, Inventions, and Non-Solicitation Agreement (the “Agreement”) is entered into and between me and Zillow, Inc., a Washington corporation, for and on behalf of Zillow, Inc. and its parents, subsidiaries, affiliates, successors, and assigns (collectively, together with Zillow, Inc., the “Company”). In consideration of my employment with the Company, the compensation paid to me, any stock or stock options which may be granted to me, and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I agree to the following terms:

Section 1. Definitions

1.1 “Company” means Zillow, Inc. and its parents, subsidiaries, affiliates, successors, and assigns, including, but not limited to, Zillow Group, Inc. and Trulia, Inc.

1.2 “Confidential Information” means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, business plans, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment with the Company), market research, works of original authorship, intellectual property (including, but not limited to, unpublished works and undisclosed patents), photographs, negatives, digital images, software, computer programs, ideas, developments, inventions (whether or not patentable), processes, formulas, technology, designs, drawings, forecasts, strategies, marketing plans, legal affairs, finances, suppliers, clients, prospects, opportunities, contracts or assets of the Company, or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation or inspection of parts or equipment. Confidential Information does not include any of the foregoing items that has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

1.3 “Intellectual Property” means any patent, copyright, trade secret, trademark, trade name, service mark, maskwork, original works of authorship, domain names, inventions, concepts, improvements, processes, methods, Invention, or other protected intellectual property right in any Confidential Information, whether or not patentable or registrable under copyright or similar laws, that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the service of the Company.

1.4 “Invention” means any product, device, technique, know-how, computer program, algorithm, method, process, procedure, improvement, discovery or invention,

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whether or not patentable or copyrightable and whether or not reduced to practice, that (a) is within the scope of the Company’s business, research or investigations or results from or is suggested by any work performed by me for the Company and (b) is created, conceived, reduced to practice, developed, discovered, invented or made by me during the Relationship, whether solely or jointly with others, and whether or not while engaged in performing work for the Company, except as otherwise provided herein.

1.5 “Material” means any product, prototype, model, document, diskette, tape, picture, design, recording, writing or other tangible item which contains or manifests, whether in printed, handwritten, coded, magnetic or other form, any Confidential Information, Invention or Intellectual Property.

1.6 “Person” means any individual, corporation, partnership, trust, association, governmental authority, educational institution, or other entity.

1.7 “Relationship” means the term of my employment with the Company, whether on a full-time, part-time, or consulting basis.

Section 2. Ownership and Use

2.1 Ownership. The Company will be the exclusive owner of all Confidential Information, Inventions, Materials and Intellectual Property. To the extent applicable, all Materials will constitute “works for hire” under applicable copyright laws.

2.2 Duty to the Company. I will promptly disclose to the Company all Confidential Information, Inventions, Materials or Intellectual Property, as well as any business opportunity which comes to my attention during my Relationship with the Company and which relates to the business of the Company or which arises as a result of my employment with the Company. I will not take advantage of or divert any such opportunity for the benefit of myself or anyone else either during or after my Relationship with the Company without the prior written consent of the Company.

2.3 Assignment of Intellectual Property. I will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title and interest in and to any Intellectual Property that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the service of the Company and that (i) are developed using the equipment, supplies, facilities or Confidential Information of the Company, (ii) result from or are suggested by work performed by me for the Company, or (iii) relate to the Company business or to the actual or demonstrably anticipated research or development of the Company. The Intellectual Property will be the sole and exclusive property of the Company. I further acknowledge that all original works of authorship that are made by me (solely or jointly with others) within the scope of and during the period of my Relationship with the Company and that are protectable by copyright are “works made for hire,” as that term is defined in the United States Copyright Act. To the extent that any Intellectual Property is not deemed to be

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work made for hire, then I will and hereby do assign all my right, title and interest in such Intellectual Property to the Company, except as provided in Section 2.8.

2.4 Patent and Copyright Registrations. I agree to assist the Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in the Intellectual Property and any copyrights, patents, trademarks, domain names or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto and the execution of all applications, specifications, oaths, assignments and other instruments that the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company and its successors, assigns and nominees the sole and exclusive right, title and interest in and to such Intellectual Property and any copyrights, patents, trademarks, domain names or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of my Relationship with the Company. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my assistance in perfecting the rights transferred in this Agreement, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent and copyright, trademark or domain name registrations thereon with the same legal force and effect as if executed by me. The designation and appointment of the Company and its duly authorized officers and agents as my agent and attorney in fact shall be deemed to be coupled with an interest and therefore irrevocable.

2.5 Maintenance of Records. I agree to keep and maintain adequate and current written records of all inventions and Intellectual Property during the Relationship. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times. I will not contest the validity of any Intellectual Property, or aid or encourage any third party to contest the validity of any Intellectual Property of the Company.

2.6 Non-Disclosure or Use. Except as required for performance of my work for the Company or as authorized in writing by the Company, I will not (a) use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Intellectual Property or (b) remove any Materials from the Company’s premises.

2.7 Intellectual Property Retained and Licensed. I will identify on Exhibit A all original works of authorship, inventions, developments, improvements, trademarks, designs, domain names, processes, methods and trade secrets that were made by me prior to my Relationship with the Company (collectively referred to as “Prior Intellectual Property”), that belong to me, that relate to the Company’s proposed business, products or research and development, and that are not assigned to the Company hereunder; or, if no such list is attached, I represent that there is no such Prior Intellectual Property. If in the course of my

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Relationship with the Company, I incorporate into Company property any Prior Intellectual Property owned by me or in which I have an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Intellectual Property as part of or in connection with such Company property.

2.8 Exception to Assignments. I understand that the provisions of this Agreement requiring assignment of Intellectual Property to the Company do not apply to any intellectual property that (i) I develop entirely on my own time; and (ii) I develop without using Company equipment, supplies, facilities or trade secret information; and (iii) does not result from any work performed by me for the Company; and (iv) does not relate at the time of conception or reduction to practice to the Company’s current or anticipated business, or to its actual or demonstrably anticipated research or development. Any such intellectual property will be owned entirely by me, even if developed by me during the time period in which I am in the service of the Company. This satisfies the written notice and other requirements of RCW 49.44.140 and Section 2870 of the California Labor Code. I will advise the Company promptly in writing of any intellectual property that I believe meets the criteria for exclusion set forth herein and is not otherwise disclosed pursuant to Section 2.7 above.

Section 3. Further Obligations

3.1 My execution, delivery and performance of this Agreement and the performance of my other obligations and duties to the Company will not cause any breach, default or violation of any other employment, nondisclosure, confidentiality, consulting or other agreement to which I am a party or by which I may be bound. Attached as Exhibit B is a list of all prior agreements now in effect under which I have agreed to keep information confidential or not to compete or solicit employees of any Person.

3.2 I will not use in performance of my work for the Company or disclose to the Company any trade secret, confidential or proprietary information of any prior employer or other Person if and to the extent that such use or disclosure may cause a breach, default or violation of any obligation or duty that I owe to such other Person (e.g., under any agreement or applicable law). My compliance with this paragraph will not prohibit, restrict or impair the performance of my work, obligations and duties to the Company.

3.3 I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company’s agreement with such third party.

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Section 4. Restrictive Covenants

4.1 Employee Non-Solicitation. In consideration for my employment with the Company and other valuable consideration, I agree that during the period of my Relationship with the Company and for a period of twelve (12) months thereafter, I will not, directly or indirectly, solicit the employment of any person who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve (12) month period, on behalf of myself or any other person, firm, corporation, association or other entity.

4.2 Customer Non-Solicitation. In consideration for my employment with the Company and other valuable consideration, I agree that, during the period of my Relationship with the Company and for a period of twelve (12) months thereafter, I will not, directly or indirectly, use Confidential Information to attempt to solicit for, divert to, appropriate to, or accept on behalf of, any Person other than the Company, any business from any customer or actively sought prospective customer of the Company with whom I have dealt or whose dealings with the Company have been supervised by me during my Relationship with the Company.

4.3 Direct or Indirect Violations. I acknowledge and agree that I will be in violation of Sections 4.1 and 4.2 if I engage in any or all of the activities set forth in those Sections directly as an individual on my own account, or indirectly for, through, or with assistance from, any other person or entity, whether as partner, joint venturer, employee, agent, salesperson, employee, officer, manager and/or director of any person or entity, or as an equity holder of any person or entity in which I or my spouse, child, or parent owns, directly or indirectly, any of the outstanding equity interests.

4.4 Reasonableness of Restrictions. I acknowledge and agree that, given the electronic and global nature of the environment in which the Company conducts business, a lack of geographic limitation to the above restrictions is reasonable to protect the Company’s interests. I further acknowledge and agree that the length of the time periods applicable to the restrictive covenants are appropriate and reasonable, in view of the nature of the Company’s business and my employment with the Company and knowledge of its business. I acknowledge that I have carefully considered the terms of this Agreement, including the restrictive covenants contained herein, and acknowledge that if this Agreement is enforced according to its terms, I will be able to earn a reasonable living in commercial activities in locations satisfactory to me. I also acknowledge that the restrictive covenants set forth herein are a vital part of and intrinsic to the ongoing operations of the Company, in light of the nature of the business and my unique position, skills, and knowledge with and of the Company

4.5 Tolling of Covenants. I acknowledge and agree that that if it is judicially determined that I have violated any of my obligations under Sections 4.1 and 4.2, then the period applicable to each obligation that I have been determined to have violated shall automatically toll from the date of the first breach, and all subsequent breaches, until the resolution of the breach through private settlement, judicial or other action, including all appeals.

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Section 5. Termination of Relationship

5.1 I agree that, at the time of leaving the service of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all works of original authorship, domain names, original registration certificates, photographs, negatives, digital images, devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment or other documents or property, or reproductions of any aforementioned items, and any and all Confidential Information, developed by me pursuant to my Relationship with the Company or otherwise belonging to the Company or its successors or assigns. I agree to sign and deliver the “Termination Certification” attached as Exhibit C.

5.2 At the end of my Relationship with the Company, I agree to provide the name of my new employer, if any, and consent to notification by the Company to my new employer about my rights and obligations under this Agreement in the form of Exhibit D.

Section 6. Employment At Will

I agree that my employment is “at will” which means that it can be terminated at any time by the Company or by me, with or without cause and with or without notice. I agree that any promise or obligation that my employment be on any other basis than “at will” is invalid unless in writing signed by the Chief Executive Officer of the Company. I agree to abide by the Company’s rules, regulations, policies and practices as revised from time to time.

Section 7. Miscellaneous

7.1 Survival; Subsidiaries and Affiliates. I agree that my obligations under this Agreement will survive the end of my Relationship with the Company. I understand and agree that this Agreement is executed by Zillow, Inc. on its own behalf and on behalf of each of its parents, subsidiaries, affiliates, successors, or assignees, that my obligations under this Agreement shall apply equally to each of Zillow, Inc.’s parent companies, subsidiaries, affiliates, successors, or assignees, and that such entities may enforce this Agreement in their own name as if they were parties to this Agreement.

7.2 Assignability. I understand and agree that this Agreement will be binding upon my heirs, executors, assigns, administrators, agents, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. Without limiting the foregoing, the Company may assign this Agreement and its rights and obligations under this Agreement to any successor to any of the Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, or otherwise.

7.3 Injunctive Relief; Costs. I acknowledge that my obligations under this Agreement are important to the Company, and that the Company would not employ or

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continue to employ me without my agreement to such obligations. I also acknowledge that if I do not abide by my obligations in this Agreement, the Company will suffer immediate and irreparable harm, and that the damage to the Company will be difficult to measure and financial relief will be incomplete. Accordingly, the Company will be entitled to injunctive relief and other equitable remedies in the event of a breach by me of any obligation under this Agreement. Furthermore, no bond need be posted in conjunction with the application for, or issuance of, an injunction (which requirement I hereby specifically and expressly waive). The rights and remedies of the Company under this section are in addition to all other remedies. Further, in any legal action or other proceeding in connection with this Agreement (e.g., to recover damages or other relief), the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs incurred.

7.4 Severability and Modification. This Agreement will be enforced to the fullest extent permitted by applicable law. If for any reason any provision of this Agreement is held to be invalid or unenforceable to any extent (including with respect to scope, duration, territory, or terms of restrictive covenants), then I agree that (a) the court making such determination shall have the power to reduce or modify the scope, duration, territory, and/or terms of such provision, and to delete specific words or phrases in such provision, so that the provision is enforceable by the court, and such provision as amended shall be enforced by the court; (b) such invalidity or unenforceability will not affect any other provision of this Agreement or any other agreement between the Company and me; and (c) that I will abide by the Agreement as modified by the Court.

7.5 Governing Law. I acknowledge and agree that the Company has an interest in administering its agreements, plans, and programs under uniform law, and that it is fair to have all Company employees be subject to uniform laws in connection with agreements like this one. Therefore I agree that all disputes arising under or related to this Agreement or to my employment or relationship or dealings with the Company shall be governed by the laws of the State of Washington and construed in accordance therewith without giving effect to principles of conflicts of laws. I hereby irrevocably waive my rights, if any, to have the laws of any other state other than the State of Washington apply to this Agreement or my employment with the Company.

7.6 Venue, Personal Jurisdiction, and Covenant Not to Sue. I expressly agree to submit to the exclusive jurisdiction and exclusive venue of courts located in the State of Washington, King County, in connection with any litigation which may be brought with respect to a dispute between the Company and me, regardless of where I reside or where I perform services for the Company. I hereby irrevocably waive my rights, if any, to have any disputes between the Company and me decided in any jurisdiction or venue other than a court located in King County, Washington. I hereby waive, to the fullest extent permitted by applicable law, any objection which I now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding, and I agree not to plead or claim the same. I further irrevocably covenant not to sue the Company in any jurisdiction or venue other than a court located in King County, Washington.

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7.7 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, or any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement. Neither this Agreement nor any provision may be amended except by written agreement signed by the parties.

7.8 Waivers. No waiver of any breach shall be considered valid unless in writing, and no waiver shall be a waiver of any subsequent breach.

7.9 Acknowledgment. I have carefully read all of the provisions of this Agreement and agree that (a) the same are necessary for the reasonable and proper protection of the Company’s business, (b) the Company has been induced to enter into and/or continue its relationship with me in reliance upon my compliance with the provisions of this Agreement, (c) every provision of this Agreement is reasonable with respect to its scope and duration, (d) I have executed this Agreement without duress or coercion from any source, and (e) I have received a copy of this Agreement.

This Agreement shall be effective as of ______________________.
(Date)

Signature

FULL NAME (print or type)

ACCEPTED:

ZILLOW, INC.

By
Its Chief Operating Officer

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EXHIBIT A

LIST OF PRIOR INVENTIONS AND

ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

No inventions or improvements

Additional Sheets Attached

Signature of Employee:

Print Name of Employee:

Date:

CONFIDENTIAL INFORMATION, INVENTIONS AND

NON-SOLICITATION AGREEMENT

EXHIBIT B

The following is a list of all prior agreements with former employers or others to which I am a party in which I agreed to maintain the confidentiality of the information of, or not to compete with or solicit the employees or customers of a third party.

No Agreements

See below

Additional sheets attached

Signature of Employee:

Print Name of Employee:

Date:

CONFIDENTIAL INFORMATION, INVENTIONS AND

NON-SOLICITATION AGREEMENT

EXHIBIT C

TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, and I have not failed to return, any Materials or other property belonging to Zillow, Inc., its subsidiaries, affiliates, successors or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s Confidential Information, Inventions, and Non-Solicitation Agreement signed by me, including the reporting of any Inventions conceived or made by me (solely or jointly with others) covered by that Agreement.

I further agree that, in compliance with the Agreement, I will not use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Intellectual Property.

During my Relationship with the Company and for one year after the end of my Relationship with the Company, I will not induce, or attempt to induce, any employee or independent contractor of the Company to cease such employment or relationship to engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business other than the Company.

Signature of Employee:

Print Name of Employee:

Date:

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NON-SOLICITATION AGREEMENT

EXHIBIT D

NOTIFICATION TO NEW EMPLOYERS

Dear [name of new employer’s president]:

We understand that our former employee, [name of employee], has accepted employment with your company. This letter is to advise you that [name of employee] signed a Confidential Information, Inventions, and Non-Solicitation Agreement with Zillow, Inc. that remains in full force and effect. At the time [name of employee] left our company, we advised [him/her] of [his/her] continuing obligations under the Agreement and [name of employee] signed a Termination Certificate affirming [his/her] obligations under the Agreement. A copy of the Termination Certificate, dated                     , 20__, is enclosed so that any conflict with these obligations can be avoided during [his/her] employment with you.

Very truly yours,

[Signature of Company president or corporate counsel]

[Typed name]